SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 1, 2001

(Date of Report)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

410 West Harrison Street, Seattle, Washington 98119-4007

(Address of principal executive offices)                (Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Item 5. Other Events

NeoRx Corporation to Present at Raymond James Healthcare
Conference

     See Exhibit 99.1 for additional information.

Item 7. Exhibits

99.1	Press release dated October 1, 2001

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated: October 1, 2001	By	/s/ RICHARD L. ANDERSON

Richard L. Anderson Senior V-P, CFO and Secretary

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated October 1, 2001